UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2019 (May 3, 2019)
NEW YORK MORTGAGE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Park Avenue
New York, New York 10016
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (212) 792-0107
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (§230.405 of this chapter) or Rule 12b-2 under the Exchange Act (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

On November 2, 2016, New York Mortgage Trust, Inc. (the “Company”) and one of its wholly-owned subsidiaries (together with the Company, the “NYMT Parties”) entered into a management agreement, effective as of July 1, 2016 (the “Headlands Management Agreement”), with Headlands Asset Management, LLC (“Headlands”), pursuant to which, Headlands served as the external manager of the Company’s distressed residential credit strategy.

In connection with the Company’s growth in recent years, the Company has taken steps each year since 2016 to internalize the investment management function of its various investment portfolios. In August 2018, in order to expand the Company’s capabilities in self managing, sourcing and creating single-family distressed residential credit assets, the Company moved to internalize its last externally-managed business, its distressed residential loan strategy, by adding a team of professionals that increases the Company’s capabilities across many residential credit opportunities, including distressed residential loans, and providing Headlands with notice that the NYMT Parties intended to cause the Headlands Management Agreement to expire when its term ends on June 30, 2019.

On May 3, 2019, the NYMT Parties and Headlands entered into a termination and transition agreement (the “Transition Agreement”) that terminated the Headlands Management Agreement effective as of May 3, 2019. Pursuant to the Transition Agreement, Headlands will provide the NYMT Parties with certain transition services until June 30, 2019 and will receive certain fees during this transition period similar to the fees Headlands was entitled to under the Headlands Management Agreement, but excluding incentive fees. With the termination of the Headlands Management Agreement, the Company has now internalized all of its credit investing functions, including both multi-family and single-family residential credit investments.

Item 2.02.   Results of Operations and Financial Condition.

The information contained in this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is being furnished by New York Mortgage Trust, Inc. (the “Company”) pursuant to Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and Item 2.02 of Form 8-K, insofar as they disclose historical information regarding the Company’s results of operations or financial condition for the three months ended March 31, 2019.

On May 6, 2019, the Company issued a press release announcing its financial results for the three months ended March 31, 2019. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Item 2.02 and Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto), shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.    Regulation FD Disclosure.

The disclosure contained in Item 2.02 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished herewith this Current Report on Form 8-K.

Exhibit No.	Description
99.1†	Press release dated as of May 6, 2019.
†Furnished herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC.
(Registrant)

Date: May 6, 2019	By:	/s/ Steven R. Mumma
Steven R. Mumma
Chief Executive Officer